SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 2, 2003 (March 28, 2003)

Schlotzsky’s, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-27008	74-2654208

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 Colorado Street

Austin, Texas  78701

(Address of principal executive offices)  (Zip code)

(512) 236-3600

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Item 9.                    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Schlotzsky’s, Inc. disclaims any intention or obligation to update or revise this information.  Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated March 28, 2003, announcing its financial results for the fourth quarter of 2002.

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLOTZSKY’S, INC.

By:
/s/ Richard H. Valade
	Name:	Richard H. Valade
	Title:	Executive Vice President, Treasurer and Chief Financial Officer

Date:  April 3, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Schlotzsky’s, Inc. Press Release dated March 28, 2003.